EXHIBIT 99.1

December 23, 2019

Dear Fellow Shareholders,

There is much that’s happened in the six weeks since our last shareholder letter that I want to share with you.

New Strategic Alliance:

On December 16, 2019, the Company signed a cross marketing and licensing agreement with VerdeWatts, LLC., an energy generation and storage company encompassing everything from mobile solar power generation systems to large scale biogas turbine installations. Pursuant to the agreement VerdeWatts and the Company each granted the other a royalty free non-exclusive license to certain patents which license is subject to certain future negotiation.

Similar to CoolTech’s Mobile Generation systems (“MG”), VerdeWatts’ products are scalable and offer the ability to bring power nearly anywhere it is needed. Their proprietary Smart Solar Power Generation Units and energy storage systems combine to deliver sustainable power long after the sun has set.

The agreement with VerdeWatts also included a cross marketing and royalty free non-exclusive licensing agreement with FirmGreen, Inc., a water treatment facilities developer that works closely with VerdeWatts to create a suite of synergistic products that address significant needs in the global marketplace. FirmGreen specializes in water purification and desalination technologies. Their mobile, solar and container applications feature 6 levels of water purification for unrivaled drinkability. Pursuant to the agreement FirmGreen and the Company each granted the other a royalty free non-exclusive license to certain patents which license is subject to certain future negotiation.

CoolTech’s MG platform makes the companies’ product offering complete with mobile power generation. It provides the capability to power everything from irrigation for farms and water purification for rural areas to electric vehicle charging and fast charging in the urban ones.

Consider the solar-powered generator system with a built-in water purification unit that makes seawater desalination sustainable. The system pumps and purifies up to 3,000 gallons per day and interfaces with CoolTech’s MG system for 24-hour operation. The solar panels collapse and fold together, so the entire system fits easily in the bed of a work truck. It can be set up and operate anywhere a four wheel drive vehicle can reach. All of these systems are patent protected and cross licensed to each of the three companies.

FimrGreen and VerdeWatts have a global presence with projects on 3 continents. The largest encompasses the installation of 14 natural gas generators to produce over 60 megawatts (MW) of power. The generators will be integrated with 50 megawatt hours of battery storage and another 6 MW of solar to ensure a consistent flow of power. Verdewatts intend to replace most of the legacy on-site generators with CoolTech’s MG systems, however the Company has not received any orders and there cannot be any assurance that any orders will be placed.

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Together the companies can create an energy or utility ecosystem that can enable less developed countries to leapfrog non-existent, inadequate or failing infrastructure to deliver reliable power and water quickly, sustainably and cost effectively to their citizens, agriculture and other businesses. The scale and impact can reach from the individual farms and villages to cities and regions.

In fact, by combining their respective technologies: energy generation, energy storage and load management controls into a single suite of products, the companies create what’s called a “microgrid”. Varying combinations of energy sources such as solar, wind, biogas and MG systems both backup and supplement one another to provide consistent, uninterrupted primary power even during severe weather or other emergency situations.

The synergies between the companies extend beyond water purification and power generation. VerdeWatts’ wind and gas turbines and generators which produce electric power can all be improved by CoolTech’s thermal reduction technologies.

New Sales Agent:

In early December, the Company entered into an agreement with Gaia Energy of Gdansk, Poland to act as an independent agent for the Company by developing markets in Eastern Europe, the Middle East and Africa. The agreement describes the agent’s duties as “generating revenue, and investment funding, for Company from various organizations including investment funds, end-users, channel partners, integrators, and OEMs.”

Team members of Gaia Energy include executives with more than twenty-five years’ experience with Panasonic, Ford Motor Company, Electronic Data Systems and the US Air Force in the fields of advanced technologies and an African diplomat with a thirty-year background working with and for diplomatic missions, non-governmental organizations and international disasters and aid management services.

The diplomat introduced CoolTech products at a recent African technical summit attended by representatives from 54 countries. Gaia has since registered with CoolTech personal and organizational contacts in Ghana, Kenya, Botswana, Nigeria and the Democratic Republic of Congo, although there cannot be any assurance that the Company will generate any orders from the contacts.

Request for Collaboration Sent to US Government Officials

The Company’s marketing efforts are beginning to bear fruit. On December 11th, letters signed by 13 government officials and Congressmen in Mexico were mailed to their counterparts in the US, specifically Governor Gavin Newsom, Secretary Rick Perry, Secretary Wilbur Ross, Senator Mitch McConnell and Speaker of the House Nancy Pelosi.

The letters were a request for collaborative support between the two countries to accelerate CoolTech’s product deployment into Mexico to help solve urgent rural power and water purification problems that are hurting rural communities. Those problems include irregular and faulty power in rural areas which hinders crop irrigation and water pollution which affects crops farmed for sale to the US.

The letters also detail the Mexican officials’ satisfaction with CoolTech’s solutions and management team and that they have met with the Company on several occasions for product demonstrations as well as strategic and technical advice . They highlight the benefits of CoolTech products, how they could quickly and efficiently address the problems noted, and how they expect them to become a viable part of the country’s infrastructure.

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Benefits from the Passage of the USMCA

On December 19, 2019, the US House of Representatives ratified the new US Mexico Canada Agreement (the NAFTA replacement). While the Senate still needs to ratify the agreement, it is expected to occur quickly in the new year. Senator Mitch McConnell has stated that it will be put before the Senate after the expected impeachment trial.

The USMCA will conceivably benefit the Company by offering improved protections for trade secrets, including civil and criminal protections, guarantees on the ability to license trade secrets, and protection from unauthorized disclosure by courts and government officials.

The Company believes that agreement will continue to provide strong patent protection by enshrining patentability standards and patent office “best practices” to ensure that United States innovators, including small and medium sized businesses such as CoolTech, are able to protect their inventions.

As new traders, just entering Mexico’s and Canada’s markets, the Company believes that it will also benefit from lower costs to reach consumers. The USMCA raises the “de minimis” customs thresholds under which U.S. businesses may export to Canada and Mexico with reduced paperwork and without paying taxes or duties.

Export Import Bank of the United States

With the help of VerdeWatts and Firmgreen, CoolTech has initiated a relationship with the Export-Import Bank of the United States (EXIM), a U.S. government agency whose sole mission is to support U.S. exports. The bank fulfills its mission by offering very cost-effective financing for international customers and project developers to purchase U.S.-made services and purchase or lease U.S.-made goods.

To that end, the two companies submitted an application to finance the Mexican projects referenced above. CoolTech also sent product information for due diligence review by the technical team at EXIM bank. Subsequently, CoolTech has received a Letter of Interest from EXIM, however, there cannot be any assurance that EXIM will provide any funding to the Company.

Nonetheless, in light of the fact that Firmgreen’s founder and managing member was also a member of the bank’s advisory board, the Company is optimistic that the relationship with EXIM will strengthen.

Summary

In conclusion, we are pursuing opportunities on a variety of fronts and are encouraged by the positive responses. Our efforts to secure additional financing continue and we are hopeful for a successful timely conclusion.

We look forward to keeping shareholders abreast of our progress, and as always, we deeply appreciate all of your interest and support since our inception.

Sincerely,

Timothy Hassett

Chairman and CEO

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Financial and Forward-looking Statement Disclaimer

This shareholder letter is not a financial report and may contain forward-looking statements that involve risks and uncertainties concerning Cool Technologies’ business, products, and financial results. Actual results may differ materially from the results predicted. More information about the company’s financial status as well as potential risk factors that could affect our business, products, and financial results is included in Cool Technologies’ annual report on Form 10-K for the year ended December 31, 2018, and in reports subsequently filed by Cool Technologies with the Securities and Exchange Commission(“SEC”). All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Cool Technologies’ web site at www.cooltechnologiesinc.com. Cool Technologies hereby disclaims any obligation to publicly update the information provided above, including forward-looking statements, to reflect subsequent events or circumstances. Updated information regarding the forward looking statements and the company’s financial status may be found in the Company’s Annual Report for 2019 which will likely be filed in March or April 2020.

Furthermore, the “forward-looking statements” noted above fall within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “anticipate,” “predict,” “project,” “forecast,” “potential,” “continue” negatives thereof or similar expressions. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future and are not guarantees. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievement to be materially different from the results of operations or plans expressed or implied by such forward-looking statements.

We cannot predict all of the risks and uncertainties. As stated in the Company’s reports with the Securities and Exchange Commission the Company has very limited cash on hand and as a result the Company will not be able to execute on its plans without adequate financing which may not be available. No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to the Company. Even if the Company is able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing, or cause substantial dilution for our stockholders, in case of equity financing.

Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. These forward-looking statements are found include information concerning possible or assumed future results of our operations, including statements about potential sales and revenues; acquisition or merger targets; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future acquisitions, future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts.

These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this letter.

Finally, this letter is neither an offer to sell nor a solicitation to purchase any securities.

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